(a)(99)

VOYA EQUITY TRUST

Amended Establishment and Designation and Amended Certificate of

Establishment and Designation of Series and Classes of Shares of Beneficial

Interest, Par Value $0.01 Per Share

Effective: January 12, 2023

The undersigned, being a majority of the Trustees of Voya Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to the Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), including Article V, Section

5.13and Article VIII, Section 8.3 of the Trust's Declaration of Trust, hereby amend the Establishment and Designation and the Certificate of Establishment and Designation of Series and Classes to abolish Class T shares for Voya Corporate Leaders 100 Fund, Voya Global Multi- Asset Fund, Voya Large Cap Value Fund, Voya Large-Cap Growth Fund, Voya Mid Cap Research Enhanced Index Fund, Voya MidCap Opportunities Fund, Voya Small Cap Growth Fund, Voya Small Company Fund, and Voya U.S. High Dividend Low Volatility Fund, as follows:

A.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Corporate Leaders 100 Fund, dated June 3, 2019, as amended November 8, 2019, November 25, 2019, and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya Corporate Leaders 100 Fund. The Classes thereof shall be designated as follows:

Voya Corporate Leaders 100 Fund Class A

Voya Corporate Leaders 100 Fund Class C

Voya Corporate Leaders 100 Fund Class I

Voya Corporate Leaders 100 Fund Class R

Voya Corporate Leaders 100 Fund Class R6

Voya Corporate Leaders 100 Fund Class W

B.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Global Multi-Asset Fund, dated June 3, 2019, as amended November 8, 2019 and November 25, 2019, is hereby further amended as follows:

1.The Fund shall be designated Voya Global Multi-Asset Fund. The Classes thereof shall be designated as follows:

Voya Global Multi-Asset Fund Class A

Voya Global Multi-Asset Fund Class C

Voya Global Multi-Asset Fund Class I

Voya Global Multi-Asset Fund Class R

Voya Global Multi-Asset Fund Class R6

Voya Global Multi-Asset Fund Class W

C.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Large Cap Value Fund, dated November 19, 2007, as amended June 1, 2009, July 1, 2011, May 18, 2012, January 9, 2013, May 22, 2013, May 1, 2014, March 3, 2017, May 8, 2017, January 12, 2018, November 25, 2019, and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya Large Cap Value Fund. The Classes thereof shall be designated as follows:

Voya Large Cap Value Fund Class A

Voya Large Cap Value Fund Class C

Voya Large Cap Value Fund Class I

Voya Large Cap Value Fund Class R

Voya Large Cap Value Fund Class R6

Voya Large Cap Value Fund Class W

D.Paragraph 2 of the Certificate of Establishment and Designation of Series and Classes with respect to Voya Large-Cap Growth Fund, dated July 10, 2002, as amended January 26, 2009, September 30, 2009, December 7, 2009, July 1, 2011, May 1, 2014, April 24, 2015, October 23, 2015, March 3, 2017, May 8, 2017, January 12, 2018, and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya Large-Cap Growth Fund. The Classes thereof shall be designated as follows:

Voya Large-Cap Growth Fund Class A

Voya Large-Cap Growth Fund Class C

Voya Large-Cap Growth Fund Class I

Voya Large-Cap Growth Fund Class R

Voya Large-Cap Growth Fund Class R6

Voya Large-Cap Growth Fund Class W

E.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Mid Cap Research Enhanced Index Fund, dated June 3, 2019, as amended November 8, 2019, November 25, 2019, and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya Mid Cap Research Enhanced Index Fund. The Classes thereof shall be designated as follows:

Voya Mid Cap Research Enhanced Index Fund Class A

Voya Mid Cap Research Enhanced Index Fund Class C

Voya Mid Cap Research Enhanced Index Fund Class I

Voya Mid Cap Research Enhanced Index Fund Class R

Voya Mid Cap Research Enhanced Index Fund Class W

F.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya MidCap Opportunities Fund, dated July 29, 1998, as amended November 1, 1999, November 16, 1999, February 20, 2002, May 30, 2008, June 1, 2009, December 7, 2009, July 1, 2011, May 22, 2013, May 1, 2014, March 3, 2017, May 8, 2017, January 12, 2018, November 25, 2019, and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya MidCap Opportunities Fund. The Classes thereof shall be designated as follows:

Voya MidCap Opportunities Fund Class A

Voya MidCap Opportunities Fund Class C

Voya MidCap Opportunities Fund Class I

Voya MidCap Opportunities Fund Class R

Voya MidCap Opportunities Fund Class R6

Voya MidCap Opportunities Fund Class W

G.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Small Cap Growth Fund, dated February 11, 2022, as amended May 27, 2022 and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya Small Cap Growth Fund. The Classes thereof shall be designated as follows:

Voya Small Cap Growth Fund Class A

Voya Small Cap Growth Fund Class C

Voya Small Cap Growth Fund Class I

Voya Small Cap Growth Fund Class R

Voya Small Cap Growth Fund Class R6

Voya Small Cap Growth Fund Class T

Voya Small Cap Growth Fund Class W

H.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Small Company Fund, dated June 3, 2019, as amended November 8, 2019 and November 25, 2019, is hereby further amended as follows:

1.The Fund shall be designated Voya Small Company Fund. The Classes thereof shall be designated as follows:

Voya Small Company Fund Class A

Voya Small Company Fund Class C

Voya Small Company Fund Class I

Voya Small Company Fund Class R

Voya Small Company Fund Class R6

Voya Small Company Fund Class W

I.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya U.S. High Dividend Low Volatility Fund, dated November 22, 2016, as amended March 3, 2017, September 18, 2018, September 23, 2019, and September 30, 2022, is hereby further amended as follows:

1.The Fund shall be designated Voya U.S. High Dividend Low Volatility Fund. The Classes thereof shall be designated as follows:

Voya U.S. High Dividend Low Volatility Fund Class A

Voya U.S. High Dividend Low Volatility Fund Class I

Voya U.S. High Dividend Low Volatility Fund Class R6

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have signed this Amended Establishment and Designation and Amended Certificate of Establishment and Designation of Series and Classes.

Dated: January 11, 2023

/s/ Colleen D. Baldwin
Colleen D. Baldwin, as Trustee

/s/ John V. Boyer

John V. Boyer, as Trustee

/s/ Patricia W. Chadwick
Patricia W. Chadwick, as Trustee

/s/ Martin J. Gavin

Martin J. Gavin, as Trustee

/s/ Joseph E. Obermeyer

Joseph E. Obermeyer, as Trustee

/s/ Sheryl K. Pressler

Sheryl K. Pressler, as Trustee

/s/ Christopher P. Sullivan

Christopher P. Sullivan, as Trustee